DMFIRM #411368526 v2 Prepared by, Record, and Return to: Patrick R. Gillard Ballard Spahr LLP 1735 Market Street, 51st Floor Philadelphia, PA 19103 Phone (215) 864-8536 POTOMAC ELECTRIC POWER COMPANY 701 Ninth Street, N.W., Washington, D.C. TO THE BANK OF NEW YORK MELLON 240 Greenwich Street, New York, NY as Trustee Supplemental Indenture Dated as of February 15, 2024 Supplemental to Mortgage and Deed of Trust Dated July 1, 1936 FIRST MORTGAGE BONDS, 5.200% SERIES DUE MARCH 15, 2034 FIRST MORTGAGE BONDS, 5.500% SERIES DUE MARCH 15, 2054

TABLE OF CONTENTS Page PART I. DESCRIPTION OF BONDS OF 5.20% SERIES DUE MARCH 15, 2034................... 4 PART II. DESCRIPTION OF BONDS OF 5.500% SERIES DUE MARCH 15, 2054. .............12 PART III. ISSUE OF BONDS. ...............................................................................................20 PART IV. REDEMPTION AND CANCELLATION OF BONDS. ..........................................21 PART V. ADDITIONAL PARTICULAR COVENANTS OF THE COMPANY. .....................22 PART VI. AMENDMENT OF INDENTURE TO PERMIT QUALIFICATION UNDER THE TRUST INDENTURE ACT........................................................................22 PART VII. THE TRUSTEE. ...................................................................................................23 PART VIII. MISCELLANEOUS PROVISIONS. ....................................................................23 *The Table of Contents is not part of the Supplemental Indenture and should not be considered as such. It is included herein only for purposes of convenient reference.

1 SUPPLEMENTAL INDENTURE, dated as of February 15, 2024 made by and between Potomac Electric Power Company, a corporation organized and existing under the laws of the District of Columbia and a domestic corporation of the Commonwealth of Virginia (hereinafter sometimes called the “Company”), party of the first part, and The Bank of New York Mellon, a New York banking corporation (hereinafter sometimes called the “Trustee”), as trustee under the Mortgage and Deed of Trust dated July 1, 1936, hereinafter mentioned, party of the second part; WHEREAS, the Company has heretofore executed and delivered its Mortgage and Deed of Trust, dated July 1, 1936 (hereinafter sometimes referred to as the “Original Indenture”), to The Riggs National Bank of Washington, D.C., as trustee, to secure an issue of First Mortgage Bonds of the Company, issuable in series; and WHEREAS, the Trustee has succeeded The Riggs National Bank of Washington, D.C. as trustee under the Original Indenture pursuant to Article XIII, Section 3 thereof; and WHEREAS, pursuant to the terms and provisions of the Original Indenture, indentures supplemental thereto dated as of July 1, 1936, December 1, 1939, August 1, 1940, August 1, 1942, January 1, 1948, May 1, 1949, May 1, 1950, March 1, 1952, May 15, 1953, May 16, 1955, June 1, 1956, December 1, 1958, November 16, 1959, December 1, 1960, February 15, 1963, May 15, 1964, April 1, 1966, May 1, 1967, February 15, 1968, March 15, 1969, February 15, 1970, August 15, 1970, September 15, 1972, April 1, 1973, January 2, 1974, August 15, 1974, August 15, 1974, June 15, 1977, July 1, 1979, June 16, 1981, June 17, 1981, December 1, 1981, August 1, 1982, October 1, 1982, April 15, 1983, November 1, 1985, March 1, 1986, November 1, 1986, March 1, 1987, September 16, 1987, May 1, 1989, August 1, 1989, April 5, 1990, May 21, 1991, May 7, 1992, September 1, 1992, November 1, 1992, March 1, 1993, March 2, 1993, July 1, 1993, August 20, 1993, September 29, 1993, September 30, 1993, October 1, 1993, February 10, 1994, February 11, 1994, March 10, 1995, September 6, 1995, September 7, 1995, October 2, 1997, March 17, 1999, November 17, 2003, March 16, 2004, May 24, 2005, April 1, 2006, November 13, 2007, March 24, 2008, December 3, 2008, March 28, 2012, March 11, 2013, November 14, 2013, March 11, 2014, March 9, 2015, May 15, 2017, June 1, 2018, May 2, 2019, February 12, 2020, February 14, 2021, March 1, 2022, and March 1, 2023 have been heretofore entered into between the Company and the Trustee to provide, respectively, for the creation of the first through the eighty-eighth series of Bonds thereunder and, in the case of the supplemental indentures dated January 1, 1948, March 1, 1952, May 15, 1953, May 16, 1955, June 1, 1956, September 15, 1972, July 1, 1979, June 17, 1981, November 1, 1985, September 16, 1987, May 1, 1989, May 21, 1991, May 7, 1992, July 1, 1993, October 2, 1997, December 19, 2014, December 5, 2017 and one of the supplemental indentures dated August 15, 1974, to convey additional property; and WHEREAS, $20,000,000 principal amount of Bonds of the 3-1/4% Series due 1966 (the first series), $5,000,000 principal amount of Bonds of the 3-1/4% Series due 1974 (the second series), $10,000,000 principal amount of Bonds of the 3-1/4% Series due 1975 (the third series), $5,000,000 principal amount of Bonds of the 3-1/4% Series due 1977 (the fourth series), $15,000,000 principal amount of Bonds of the 3% Series due 1983 (the fifth series), $10,000,000 principal amount of Bonds of the 2-7/8% Series due 1984 (the sixth series), $30,000,000 principal amount of Bonds of the 2-3/4% Series due 1985 (the seventh series), $15,000,000 principal amount of Bonds of the 3-1/4% Series due 1987 (the eighth series), $10,000,000 principal amount of Bonds of the 3-7/8% Series due 1988 (the ninth

2 series), $10,000,000 principal amount of Bonds of the 3-3/8% Series due 1990 (the tenth series), $10,000,000 principal amount of Bonds of the 3-5/8% Series due 1991 (the eleventh series), $25,000,000 principal amount of Bonds of the 4-5/8% Series due 1993 (the twelfth series), $15,000,000 principal amount of Bonds of the 5-1/4% Series due 1994 (the thirteenth series), $40,000,000 principal amount of Bonds of the 5% Series due 1995 (the fourteenth series), $50,000,000 principal amount of Bonds of the 4¬3/8% Series due 1998 (the fifteenth series), $45,000,000 principal amount of Bonds of the 4-1/2% Series due 1999 (the sixteenth series), $15,000,000 principal amount of Bonds of the 5-1/8% Series due 2001 (the seventeenth series), $35,000,000 principal amount of Bonds of the 5-7/8% Series due 2002 (the eighteenth series), $40,000,000 principal amount of Bonds of the 6-5/8% Series due 2003 (the nineteenth series), $45,000,000 principal amount of Bonds of the 7-3/4% Series due 2004 (the twentieth series), $35,000,000 principal amount of Bonds of the 8.85% Series due 2005 (the twenty-first series), $70,000,000 principal amount of Bonds of the 9-1/2% Series due August 15, 2005 (the twenty-second series), $50,000,000 principal amount of Bonds of the 7-3/4% Series due 2007 (the twenty-third series), $25,000,000 principal amount of Bonds of the 5-5/8% Series due 1997 (the twenty-fourth series), $100,000,000 principal amount of Bonds of the 8-3/8% Series due 2009 (the twenty-fifth series), $50,000,000 principal amount of Bonds of the 10-1/4% Series due 1981 (the twenty-sixth series), $50,000,000 principal amount of Bonds of the 10-3/4% Series due 2004 (the twenty-seventh series), $38,300,000 principal amount of Bonds of the 6-1/8% Series due 2007 (the twenty-eighth series), $15,000,000 principal amount of Bonds of the 6-1/2% Series due 2004 (the twenty-ninth series), $20,000,000 principal amount of Bonds of the 6-1/2% Series due 2007 (the thirtieth series), $7,500,000 principal amount of Bonds of the 6-5/8% Series due 2009 (the thirty-first series), $30,000,000 principal amount of Bonds of the Floating Rate Series due 2010 (the thirty-second series), $50,000,000 principal amount of Bonds of the 14-1/2% Series due 1991 (the thirty-third series), $50,000,000 principal amount of Bonds of the Adjustable Rate Series due 2001 (the thirty-fourth series), $60,000,000 principal amount of Bonds of the 14-1/4% Series due 1992 (the thirty-fifth series), $50,000,000 principal amount of Bonds of the 11-7/8% Series due 1989 (the thirty-sixth series), $37,000,000 principal amount of Bonds of the 8- 3/4% Series due 2010 (the thirty-seventh series), $75,000,000 principal amount of Bonds of the 11-1/4% Series due 2015 (the thirty-eighth series), $75,000,000 principal amount of Bonds of the 9-1/4% Series due 2016 (the thirty-ninth series), $75,000,000 principal amount of Bonds of the 8-3/4% Series due 2016 (the fortieth series), $75,000,000 principal amount of Bonds of the 8-1/4% Series due 2017 (the forty-first series), $75,000,000 principal amount of Bonds of the 9% Series due 1990 (the forty-second series), $75,000,000 principal amount of Bonds of the 9-3/4% Series due 2019 (the forty-third series), $75,000,000 principal amount of Bonds of the 8-5/8% Series due 2019 (the forty-fourth series), $100,000,000 principal amount of Bonds of the 9% Series due 2000 (the forty-fifth series), $100,000,000 principal amount of Bonds of the 9% Series due 2021 (the forty-sixth series), $75,000,000 principal amount of Bonds of the 8-1/2% Series due 2027 (the forty-seventh series); $30,000,000 principal amount of Bonds of the 6% Series due 2022 (the forty-eighth series); $37,000,000 principal amount of Bonds of the 6-3/8% Series due 2023 (the forty-ninth series); $78,000,000 principal amount of Bonds of the 6-1/2% Series due 2008 (the fiftieth series); $40,000,000 principal amount of Bonds of the 7-1/2% Series due 2028 (the fifty-first series); $100,000,000 principal amount of Bonds of the 7-1/4% Series due 2023 (the fifty-second series); $100,000,000 principal amount of Bonds of the 6-7/8% Series due 2023 (the fifty- third series); $50,000,000 principal amount of Bonds of the 5-5/8% Series due 2003 (the fifty-fourth series); $50,000,000 principal amount of Bonds of the 5-7/8% Series due 2008 (the fifty-fifth series); $75,000,000 principal amount of Bonds of the 6-7/8% Series due 2024 (the fifty-sixth series);

3 $42,500,000 principal amount of Bonds of the 5-3/8% Series due 2024 (the fifty-seventh series); $38,300,000 principal amount of Bonds of the 5-3/8% Series due 2024 (the fifty-eighth series); $16,000,000 principal amount of Bonds of the 5-3/4% Series due 2010 (the fifty-ninth series); $100,000,000 principal amount of Bonds of the 6-1/2% series due 2005 (the sixtieth series); $75,000,000 principal amount of Bonds of the 7-3/8% Series due 2025 (the sixty-first series); $175,000,000 principal amount of Bonds of the 6-1/4% Series due 2007 (the sixty-second series); $270,000,000 principal amount of Bonds of the 6% Series due 2004 (the sixty-third series); $200,000,000 principal amount of Bonds of the 4.95% Series due 2013 (the sixty-fourth series); and $175,000,000 principal amount of Bonds of the 4.65% Series due 2014 (the sixty-fifth series) have been heretofore redeemed and retired and there are now issued and outstanding under the Original Indenture and under the supplemental indentures referred to above: $100,000,000 principal amount of Bonds of the 5.75% Series due 2034 (the sixty-sixth series); $175,000,000 principal amount of Bonds of the 5.40% Series due 2035 (the sixty-seventh series); $109,500,000 principal amount of Bonds of the Medco Collateral Series due 2022 (the sixty-eighth series); $250,000,000 principal amount of Bonds of the 6.50% Series due 2037 (the sixty-ninth series); $250,000,000 principal amount of Bonds of the 6.50% Series 2 due 2037 (the seventieth series); $250,000,000 principal amount of Bonds of the 7.90% Series due 2038 (the seventy-first series); $200,000,000 principal amount of Bonds of the 3.05% Series due 2022 (the seventy-second series); $650,000,000 principal amount of Bonds of the 4.15% Series due 2043 (the seventy-third series); $150,000,000 principal amount of Bonds of the 4.95% Series due 2043 (the seventy-fourth series); $400,000,000 principal amount of Bonds of the 3.60% Series due 2024 (the seventy-fifth series); $100,000,000 principal amount of Bonds of the 4.27% Series due 2048 (the seventy-sixth series); $100,000,000 principal amount of Bonds of the 4.31% Series due 2048 (the seventy-seventh series); $150,000,000 principal amount of Bonds of the 3.45% Series due 2029 (the seventy-eighth series); $150,000,000 principal amount of Bonds of the 2.53% Series due 2030 (the seventy-ninth series); $150,000,000 principal amount of Bonds of the 3.28% Series due 2050 (the eightieth series); $150,000,000 principal amount of Bonds of the 2.32% Series due 2031 (the eighty-first series); $125,000,000 principal amount of Bonds of the 3.29% Series due 2051 (the eighty-second series); $400,000,000 principal amount of Bonds of the 3.97% Series due 2052 (the eighty-third series); $225,000,000 principal amount of Bonds of the 3.35% Series due 2032 (the eighty-fourth series); $85,000,000 principal amount of Bonds of the 5.30% Series due 2033 (the eighty-fifth series); $100,000,000 principal amount of Bonds of the 5.35% Series due 2033 (the eighty-sixth series); $40,000,000 principal amount of Bonds of the 5.40% Series due 2038 (the eighty-seventh series); and $125,000,000 principal amount of Bonds of the 5.57% Series due 2053 (the eighty-eighth series) represent the series of Bonds that have been heretofore created and issued; and WHEREAS, for the purpose of conforming the Original Indenture to the standards prescribed by the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), or otherwise modifying certain of the provisions of the Original Indenture, indentures supplemental thereto dated December 10, 1939, August 10, 1942, October 15, 1942, April 1, 1966, June 16, 1981, June 17, 1981, December 1, 1981, August 1, 1982, October 1, 1982, April 15, 1983, November 1, 1985, March 1, 1986, November 1, 1986, March 1, 1987, September 16, 1987, May 1, 1989, August 1, 1989, April 5, 1990, May 21, 1991, May 7, 1992, September 1, 1992, November 1, 1992, March 1, 1993, March 2, 1993, July 1, 1993, August 20, 1993, September 29, 1993, September 30, 1993, October 1, 1993, February 10, 1994, February 11, 1994, March 10, 1995, September 6, 1995, September 7, 1995, October 2, 1997, March 17,

4 1999, November 17, 2003 and December 5, 2017 have been heretofore entered into between the Company and the Trustee, and for the purpose of conveying additional property, indentures supplemental thereto dated July 15, 1942, October 15, 1947, December 31, 1948, December 31, 1949, February 15, 1951, February 16, 1953, March 15, 1954, March 15, 1955, March 15, 1956, April 1, 1957, May 1, 1958, May 1, 1959, May 2, 1960, April 3, 1961, May 1, 1962, May 1, 1963, April 23, 1964, May 3, 1965, June 1, 1966, April 28, 1967, July 3, 1967, May 1, 1968, June 16, 1969, May 15, 1970, September 1, 1971, June 17, 1981, November 1, 1985, September 16, 1987, May 1, 1989, May 21, 1991, May 7, 1992, July 1, 1993, October 2, 1997, December 19, 2014 and December 5, 2017 have been heretofore entered into between the Company and the Trustee, and for the purpose of better securing and protecting the Bonds then or thereafter issued and confirming the lien of the Original Indenture, an indenture dated October 15, 1942 supplemental thereto has been heretofore entered into between the Company and the Trustee; the Original Indenture as heretofore amended and supplemented being hereinafter referred to as the “Original Indenture as amended”; and WHEREAS, the Company is entitled to have authenticated and delivered additional Bonds on the basis of property additions, upon compliance with the provisions of Section 4 of Article III of the Original Indenture as amended; and WHEREAS, the Company has determined to issue (i) an eighty-ninth series of Bonds under the Original Indenture as amended, to be known as First Mortgage Bonds, 5.200% Series due March 15, 2034 (hereinafter called “Bonds of 5.200% Series”); and (ii) a ninetieth series of Bonds under the Original Indenture as amended, to be known as First Mortgage Bonds, 5.500% Series due March 15, 2054 (hereinafter called “Bonds of 5.500% Series”). WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Original Indenture as amended and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized; NOW, THEREFORE, THIS INDENTURE WITNESSETH: That Potomac Electric Power Company, in consideration of the premises and of One Dollar to it duly paid by the Trustee at or before the delivery of these presents, and for other valuable considerations, the receipt whereof is hereby acknowledged, hereby covenants, declares and agrees with the Trustee and its successors in the trust under the Original Indenture as amended for the benefit of those who hold the Bonds and coupons, or any of them, issued or to be issued hereunder or under the Original Indenture as amended, as follows: PART I. DESCRIPTION OF BONDS OF 5.200% SERIES DUE MARCH 15, 2034.

5 SECTION 1. The Bonds of 5.200% Series shall, subject to the provisions of Section 1 of Article II of the Original Indenture as amended, be designated as “First Mortgage Bonds, 5.200% Series due March 15, 2034” of the Company. The Bonds of 5.200% Series shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Original Indenture as amended, except in so far as the terms and provisions of the Original Indenture as amended are amended or modified by this Supplemental Indenture. The Bonds of 5.200% Series shall mature March 15, 2034, and shall bear interest from the date of initial issuance at the rate of five and two hundredths percent (5.200%) per annum, payable semiannually, commencing September 15, 2024, on the fifteenth day of March and the fifteenth day of September in each year (each such March 15 and September 15 being hereinafter called an “interest payment date”). The Bonds of 5.200% Series shall be payable as to principal and interest in lawful money of the United States of America, and shall be payable (as well the interest as the principal thereof) at the agency of the Company in the Borough of Manhattan, The City of New York. Anything in the Original Indenture as amended, this Supplemental Indenture, or the Bonds of 5.200% Series notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Bond of 5.200% Series that is due on an interest payment date that is not a Business Day, as defined below, shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or the redemption price, as set forth in the Bond of 5.200% Series, on any Bonds of 5.200% Series (including principal due on the maturity date of such Bond of 5.200% Series) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day. For purposes of the foregoing, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed. The interest so payable on any interest payment date shall be paid to the persons in whose names the Bonds of 5.200% Series are registered at the close of business on the first calendar day of the month in which the interest payment date occurs; provided, that interest payable on the maturity date shall be paid to the person to whom principal shall be payable; and provided further that if the Company shall default in the payment of any interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names the Bonds of 5.200% Series are registered on the date of payment of such defaulted interest, or in accordance with the regulations of any securities exchange on which the Bonds of 5.200% Series are listed. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. Except as provided hereinafter, every Bond of 5.200% Series shall be dated as of the date of its authentication and delivery, or if that is an interest payment date, the next day, and shall bear interest from the interest payment date next preceding its date or the date of delivery of the initial Bonds of 5.200% Series, whichever is later. Notwithstanding Section 6 of Article II of the Original Indenture as amended, any Bond of 5.200% Series authenticated and delivered by the Trustee after the close of business on the record date with respect to any interest payment date and prior to such interest payment date shall be dated as of the date next following such interest payment date and shall bear interest from such interest payment date; except that if the Company shall default in the payment of any interest due on

6 such interest payment date, such Bond shall bear interest from the next preceding interest payment date or the date of delivery of the initial Bonds of 5.200% Series, whichever is later. SECTION 2. The Bonds of 5.200% Series, and the Trustee’s certificate to be endorsed on the Bonds of 5.200% Series, shall be substantially in the following forms, respectively: [FORM OF FACE OF BOND OF 5.200% SERIES] [THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE AMENDED INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS BOND MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR BONDS REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AMENDED INDENTURE. EVERY BOND AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS BOND SHALL BE A GLOBAL BOND THAT IS SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.] POTOMAC ELECTRIC POWER COMPANY (A District of Columbia and Virginia corporation) First Mortgage Bond, 5.200% Series due March 15, 2034 No. [______] $[_________] CUSIP No. 737679DH0 POTOMAC ELECTRIC POWER COMPANY, a corporation organized and existing under the laws of the District of Columbia and a domestic corporation of the Commonwealth of Virginia (hereinafter called the “Company”, which term shall include any successor corporation as defined in the Amended Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the sum of [__________] Dollars ($[_______]), on the fifteenth day of March, 2034, in lawful money of the United States of America, and to pay interest thereon in like money from the later of the date of delivery of the initial Bonds of 5.200% Series or the March 15 or September 15 next preceding the date of this Bond, or if the Company shall default in the payment of interest due on such interest payment date, then from the next preceding interest payment date or the date of delivery of the initial Bonds of 5.200% Series, whichever is later, at the rate of five and two hundredths percent (5.200%) per annum, payable semiannually, commencing September 15, 2024, on the fifteenth day of March and September in each year until maturity, or, if the Company shall default in the payment of the principal hereof, until the Company’s obligation with respect to the payment of such principal shall be discharged as provided in the Amended Indenture. The interest so payable on any March 15 or September 15 will, subject to certain exceptions provided in the indenture dated as of February 15, 2024 supplemental to the Amended Indenture, be paid to the person in whose name this Bond is registered at the close of business on the first calendar day of the month in which the interest payment date occurs. Both principal of, and

7 interest on, this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York. Reference is made to the further provisions of this Bond set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth at this place. This Bond shall not be entitled to any benefit under the Amended Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until The Bank of New York Mellon, the Trustee under the Amended Indenture, or a successor trustee thereto under the Amended Indenture, shall have signed the form of certificate endorsed hereon. IN WITNESS WHEREOF, Potomac Electric Power Company has caused this Bond to be signed in its name by the signature (whether manual or electronic) of one of its Authorized Officers, and attested by the manual or electronic signature of its Secretary or an Assistant Secretary. Dated: POTOMAC ELECTRIC POWER COMPANY By Ryan Brown, Assistant Treasurer Attest: Assistant Secretary [FORM OF TRUSTEE’S CERTIFICATE] This Bond is one of the Bonds, of the series designated therein, described in the within- mentioned Amended Indenture and the Supplemental Indenture dated as of February 15, 2024. Dated: The Bank of New York Mellon, as Trustee By Authorized Signatory [TEXT APPEARING ON REVERSE SIDE OF BOND OF 5.200% SERIES] This Bond is one of a duly authorized issue of Bonds of the Company (hereinafter called the “Bonds”) in unlimited aggregate principal amount, of the series hereinafter specified, all issued and to be issued under and equally secured (except in so far as any purchase or sinking fund or analogous provisions for any particular series of Bonds, established by any indenture supplemental to the Amended Indenture hereinafter mentioned, may afford additional security for such Bonds) by a mortgage and deed of trust, dated July 1, 1936, executed by the Company to The Bank of New York Mellon as successor to

8 The Riggs National Bank of Washington, D.C. (herein called the “Trustee”), as trustee, as amended by indentures supplemental thereto dated December 10, 1939, August 10, 1942, October 15, 1942, April 1, 1966, June 16, 1981, June 17, 1981, December 1, 1981, August 1, 1982, October 1, 1982, April 15, 1983, November 1, 1985, March 1, 1986, November 1, 1986, March 1, 1987, September 16, 1987, May 1, 1989, August 1, 1989, April 5, 1990, May 21, 1991, May 7, 1992, September 1, 1992, November 1, 1992, March 1, 1993, March 2, 1993, July 1, 1993, August 20, 1993, September 29, 1993, September 30, 1993, October 1, 1993, February 10, 1994, February 11, 1994, March 10, 1995, September 6, 1995, September 7, 1995, October 2, 1997, March 17, 1999, November 17, 2003, March 16, 2004, May 24, 2005, April 1, 2006, November 13, 2007, March 24, 2008, December 3, 2008, March 28, 2012, March 11, 2013, November 14, 2013, March 11, 2014, March 9, 2015, May 15, 2017, June 1, 2018, May 2, 2019, February 12, 2020, February 15, 2021, March 1, 2022, March 1, 2023, and February 15, 2023 (said mortgage and deed of trust, as so amended, being herein called the “Amended Indenture”) and all indentures supplemental thereto, to which Amended Indenture and supplemental indentures reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the owners of the Bonds and of the Trustee in respect thereto, and the terms and conditions upon which the Bonds are, and are to be, secured. To the extent permitted by, and as provided in, the Amended Indenture, modifications or alterations of the Amended Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds may be made with the consent of the Company by an affirmative vote of not less than 60% in amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Amended Indenture, and by an affirmative vote of not less than 60% in amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration, in case one or more but less than all of the series of Bonds then outstanding under the Amended Indenture are so affected; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest on, this Bond, which are unconditional, or which reduces the percentage of Bonds the affirmative vote of which is required for the making of such modifications or alterations. This Bond is one of a series designated as the “First Mortgage Bonds, 5.200% Series due March 15, 2034” (herein called the “Bonds of 5.200% Series”) of the Company, issued under and secured by the Amended Indenture and all indentures supplemental thereto and described in the supplemental indenture, dated as of February 15, 2024 between the Company and the Trustee, supplemental to the Amended Indenture. The Bonds of 5.200% Series shall be redeemable at the option of the Company prior to the express date of the maturity hereof, in whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, or electronically delivered (or otherwise transmitted in accordance with DTC’s (or another depositary’s) procedures) at least ten (10) days and not more than sixty (60) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books. At any time prior to December 15, 2033 (three months prior to the maturity date of the Bonds of 5.200% Series) (the “Par Call Date”), the redemption price (expressed as a percentage of principal amount and rounded to three decimal places) shall be equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed; or (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the bonds to be redeemed matured on the Par Call Date) on a

9 semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the redemption date; plus, in each case, accrued and unpaid interest to, but not including, the redemption date. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Bonds of 5.200% Series or portions of the Bonds of 5.200% Series called for redemption. On or after the Par Call Date, the Company may redeem Bonds of 5.200% Series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Bonds of 5.200% Series being redeemed plus accrued and unpaid interest thereon to the redemption date. “Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi- annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States

10 Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi- annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. “Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Company shall deliver to the Trustee before any redemption date for the Bonds of 5.200% Series its calculation of the amount applicable to such redemption. The Trustee will have no obligation to calculate or verify the calculation of the amount of the redemption price. In the case of a partial redemption, selection of the Bonds of 5.200% Series for redemption will be made by the Trustee by lot. No Bonds of 5.200% Series of a principal amount of $2,000 or less will be redeemed in part. If any Bonds of 5.200% Series is to be redeemed in part only, the notice of redemption that relates to the bond will state the portion of the principal amount of the Bonds of 5.200% Series to be redeemed. New Bonds of 5.200% Series in a principal amount equal to the unredeemed portion of the Bonds of 5.200% Series will be issued in the name of the holder of the Bonds of 5.200% Series upon surrender for cancellation of the original Bonds of 5.200% Series. For so long as the Bonds of 5.200% Series are held by DTC (or another depositary), the redemption of the Bonds of 5.200% Series shall be done in accordance with the policies and procedures of the depositary. The principal of this bond may be declared or may become due on the conditions, in the manner and with the effect provided in the Amended Indenture upon the happening of an event of default as provided in the Amended Indenture. Any Bond of 5.200% Series paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Bond of 5.200% Series shall be issued in lieu of any prepaid principal amount of any Bond of 5.200% Series. If at the time notice of redemption is given the redemption moneys are not on deposit with the Trustee, then the redemption shall be subject to the receipt of such moneys on or before the redemption date, and such notice shall be of no effect unless such moneys are received. In case an event of default, as defined in the Amended Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Amended Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Amended Indenture. The Amended Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds entitled to vote then outstanding. This Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the agency of the Company in the

11 Borough of Manhattan, The City of New York, upon surrender and cancellation of this Bond and on presentation of a duly executed written instrument of transfer, and thereupon a new Bond or Bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange therefor; and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all subject to the terms and conditions set forth in the Amended Indenture. No recourse shall be had for the payment of the principal of, or the interest on, this Bond, or for any claim based hereon or otherwise in respect hereof or of the Amended Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Amended Indenture. [END OF FORM] SECTION 3. The Bonds of 5.200% Series shall be registered Bonds without coupons in denominations of any multiple of $2,000 and integral multiples of $1,000 in excess thereof, numbered consecutively upwards from R-1. The Bonds of 5.200% Series initially shall be represented by one or more securities in registered, global form (a “Global Bond”). The Company initially appoints The Depository Trust Company (“DTC”) to act as depositary with respect to the Global Bonds (together with any successor, the “Depositary”). The Bonds of 5.200% Series initially shall be registered in the name of Cede & Co. as nominee for DTC. SECTION 4. So long as the Bonds of 5.200% Series are held by the Depositary, such Bonds of 5.200% Series shall bear the following legend, in addition to any other legends required by such Depositary: “THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE AMENDED INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS BOND MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR BONDS REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AMENDED INDENTURE. EVERY BOND AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS BOND SHALL BE A GLOBAL BOND THAT IS SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.” SECTION 5. Any Bonds of 5.200% Series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Bond shall also be a Global Bond and shall bear the legend specified in Section 4 of this Part I, except for any bond authenticated and delivered in exchange for, or upon registration of transfer of, a Global Bond pursuant to Section 6 of this Part I.

12 SECTION 6. Notwithstanding anything herein to the contrary, a Global Bond shall not be exchangeable for Bonds of 5.200% Series registered in the name of, and no transfer of a Global Bond may be registered to, any person other than the Depositary or its nominee, unless (a) such Depositary (1) notifies the Company that it is unwilling or unable to continue as Depositary for the Bonds of 5.200% Series or (2) ceases to be a “clearing agency” registered under the Securities Exchange Act of 1934, as amended, and the Company within 90 days after it receives such notice or becomes aware of such ineligibility does not appoint a successor Depositary, (b) the Company executes and delivers to the Trustee a notice that the Bonds of 5.200% Series shall be so exchangeable and the transfer thereof so registerable, or (c) there shall have occurred an event of default as provided in the Original Indenture as amended with respect to the Bonds of 5.200% Series evidenced by such Global Bond. Upon the occurrence in respect of the Bonds of 5.200% Series of (i) the condition specified in clause (a) of the preceding sentence, the Bonds of 5.200% Series shall be exchanged, and (ii) any one or more of the conditions specified in clause (b) or (c) of the preceding sentence, the Bonds of 5.200% Series shall be exchangeable, for bonds registered in the names of, and the transfer of such bond shall be registered to, the beneficial owners of the Bonds of 5.200% Series, or their designees, as the Depositary shall direct. Bonds of 5.200% Series issued to beneficial owners, or their designees shall be substantially in the form set forth in this Supplemental Indenture, but shall not include the provision related to the Global Bonds. SECTION 7. In order to enable the Trustee to comply with its obligations under applicable tax laws, rules and regulations in effect from time to time (“Applicable Law”), the Company shall provide to the Trustee, following written request from the Trustee, such information concerning the holders of the Bonds of 5.200% Series as the Trustee may reasonably request in order to determine whether the Trustee has any tax-related obligations under Applicable Law with respect to the payments made to holders of the Bonds of 5.200% Series, but only to the extent (a) such information is in the Company’s possession, (b) such information is not subject to any confidentiality or similar agreement or undertaking or otherwise deemed by the Company to be confidential and (c) providing such information to the Trustee does not, in the judgment of the Company, breach or violate or constitute a default under any applicable laws, rules or regulations or any instrument or agreement to which the Company of any of its affiliates is a party or may be bound. The Company, the Trustee or any paying agent for the Bonds of 5.200% Series shall be permitted to make any withholding or deduction from the amount of principal and interest payable to holders of the Bonds of 5.200% Series to the extent required under Applicable Law. Each holder of the Bonds of 5.200% Series by accepting such bond shall be deemed to have agreed that the Company may provide to the Trustee such information concerning such holder as the Trustee may request in order to determine whether the Trustee has any tax-related obligations under Applicable Law with respect to the payments made to such holder under this Supplemental Indenture; and such agreement by each holder is part of the consideration for the issuance of the Bonds of 5.200% Series. SECTION 8. The Company and the Trustee may rely conclusively upon (a) a certificate of the Depositary as to the identity of a participant in the book-entry system; (b) a certificate of any participant as to the identity of any indirect participant and (c) a certificate of any participant or any indirect participant as to the identity of, and the respective principal amount of Bonds of 5.200% Series owned by, beneficial owners. SECTION 9. Until Bonds of 5.200% Series in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver, in lieu thereof, Bonds for such series in temporary form, as provided in Section 9 of Article II of the Original Indenture as amended. PART II. DESCRIPTION OF BONDS OF 5.500% SERIES DUE MARCH 15, 2054.

13 SECTION 1. The Bonds of 5.500% Series shall, subject to the provisions of Section 1 of Article II of the Original Indenture as amended, be designated as “First Mortgage Bonds, 5.500% Series due March 15, 2054” of the Company. The Bonds of 5.500% Series shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Original Indenture as amended, except in so far as the terms and provisions of the Original Indenture as amended are amended or modified by this Supplemental Indenture. The Bonds of 5.500% Series shall mature March 15, 2054, and shall bear interest from the date of initial issuance at the rate of five and five hundredths percent (5.500%) per annum, payable semiannually, commencing September 15, 2024, on the fifteenth day of March and the fifteenth day of September in each year (each such March 15 and September 15 being hereinafter called an “interest payment date”). The Bonds of 5.500% Series shall be payable as to principal and interest in lawful money of the United States of America, and shall be payable (as well the interest as the principal thereof) at the agency of the Company in the Borough of Manhattan, The City of New York. Anything in the Original Indenture as amended, this Supplemental Indenture, or the Bonds of 5.500% Series notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Bond of 5.500% Series that is due on an interest payment date that is not a Business Day, as defined below, shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or the redemption price, as set forth in the Bond of 5.500% Series, on any Bonds of 5.500% Series (including principal due on the maturity date of such Bond of 5.500% Series) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day. For purposes of the foregoing, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed. The interest so payable on any interest payment date shall be paid to the persons in whose names the Bonds of 5.500% Series are registered at the close of business on the first calendar day of the month in which the interest payment date occurs; provided, that interest payable on the maturity date shall be paid to the person to whom principal shall be payable; and provided further that if the Company shall default in the payment of any interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names the Bonds of 5.500% Series are registered on the date of payment of such defaulted interest, or in accordance with the regulations of any securities exchange on which the Bonds of 5.500% Series are listed. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. Except as provided hereinafter, every Bond of 5.500% Series shall be dated as of the date of its authentication and delivery, or if that is an interest payment date, the next day, and shall bear interest from the interest payment date next preceding its date or the date of delivery of the initial Bonds of 5.500% Series, whichever is later. Notwithstanding Section 6 of Article II of the Original Indenture as amended, any Bond of 5.500% Series authenticated and delivered by the Trustee after the close of business on the record date with respect to any interest payment date and prior to such interest payment date shall be dated as of the date next following such interest payment date and shall bear interest from such interest payment date; except that if the Company shall default in the payment of any interest due on

14 such interest payment date, such Bond shall bear interest from the next preceding interest payment date or the date of delivery of the initial Bonds of 5.500% Series, whichever is later. SECTION 2. The Bonds of 5.500% Series, and the Trustee’s certificate to be endorsed on the Bonds of 5.500% Series, shall be substantially in the following forms, respectively: [FORM OF FACE OF BOND OF 5.500% SERIES] [THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE AMENDED INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS BOND MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR BONDS REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AMENDED INDENTURE. EVERY BOND AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS BOND SHALL BE A GLOBAL BOND THAT IS SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.] POTOMAC ELECTRIC POWER COMPANY (A District of Columbia and Virginia corporation) First Mortgage Bond, 5.500% Series due March 15, 2054 No. [______] $[_________] CUSIP No. 737679DJ6 POTOMAC ELECTRIC POWER COMPANY, a corporation organized and existing under the laws of the District of Columbia and a domestic corporation of the Commonwealth of Virginia (hereinafter called the “Company”, which term shall include any successor corporation as defined in the Amended Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the sum of [__________] Dollars ($[_______]), on the fifteenth day of March, 2054, in lawful money of the United States of America, and to pay interest thereon in like money from the later of the date of delivery of the initial Bonds of 5.500% Series or the March 15 or September 15 next preceding the date of this Bond, or if the Company shall default in the payment of interest due on such interest payment date, then from the next preceding interest payment date or the date of delivery of the initial Bonds of 5.500% Series, whichever is later, at the rate of five and five hundredths percent (5.500%) per annum, payable semiannually, commencing September 15, 2024, on the fifteenth day of March and September in each year until maturity, or, if the Company shall default in the payment of the principal hereof, until the Company’s obligation with respect to the payment of such principal shall be disc harged as provided in the Amended Indenture. The interest so payable on any March 15 or September 15 will, subject to certain exceptions provided in the indenture dated as of February 15, 2024 supplemental to the Amended Indenture, be paid to the person in whose name this Bond is registered at the close of business on the first calendar day of the month in which the interest payment date occurs. Both principal of, and

15 interest on, this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York. Reference is made to the further provisions of this Bond set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth at this place. This Bond shall not be entitled to any benefit under the Amended Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until The Bank of New York Mellon, the Trustee under the Amended Indenture, or a successor trustee thereto under the Amended Indenture, shall have signed the form of certificate endorsed hereon. IN WITNESS WHEREOF, Potomac Electric Power Company has caused this Bond to be signed in its name by the signature (whether manual or electronic) of one of its Authorized Officers, and attested by the manual or electronic signature of its Secretary or an Assistant Secretary. Dated: POTOMAC ELECTRIC POWER COMPANY By Ryan Brown, Assistant Treasurer Attest: Assistant Secretary [FORM OF TRUSTEE’S CERTIFICATE] This Bond is one of the Bonds, of the series designated therein, described in the within- mentioned Amended Indenture and the Supplemental Indenture dated as of February 15, 2024. Dated: The Bank of New York Mellon, as Trustee By Authorized Signatory [TEXT APPEARING ON REVERSE SIDE OF BOND OF 5.500% SERIES] This Bond is one of a duly authorized issue of Bonds of the Company (hereinafter called the “Bonds”) in unlimited aggregate principal amount, of the series hereinafter specified, all issued and to be issued under and equally secured (except in so far as any purchase or sinking fund or analogous provisions for any particular series of Bonds, established by any indenture supplemental to the Amended Indenture hereinafter mentioned, may afford additional security for such Bonds) by a mortgage and deed of trust, dated July 1, 1936, executed by the Company to The Bank of New York Mellon as successor to

16 The Riggs National Bank of Washington, D.C. (herein called the “Trustee”), as trustee, as amended by indentures supplemental thereto dated December 10, 1939, August 10, 1942, October 15, 1942, April 1, 1966, June 16, 1981, June 17, 1981, December 1, 1981, August 1, 1982, October 1, 1982, April 15, 1983, November 1, 1985, March 1, 1986, November 1, 1986, March 1, 1987, September 16, 1987, May 1, 1989, August 1, 1989, April 5, 1990, May 21, 1991, May 7, 1992, September 1, 1992, November 1, 1992, March 1, 1993, March 2, 1993, July 1, 1993, August 20, 1993, September 29, 1993, September 30, 1993, October 1, 1993, February 10, 1994, February 11, 1994, March 10, 1995, September 6, 1995, September 7, 1995, October 2, 1997, March 17, 1999, November 17, 2003, March 16, 2004, May 24, 2005, April 1, 2006, November 13, 2007, March 24, 2008, December 3, 2008, March 28, 2012, March 11, 2013, November 14, 2013, March 11, 2014, March 9, 2015, May 15, 2017, June 1, 2018, May 2, 2019, February 12, 2020, February 15, 2021, March 1, 2022, March 1, 2023, and February 15, 2023 (said mortgage and deed of trust, as so amended, being herein called the “Amended Indenture”) and all indentures supplemental thereto, to which Amended Indenture and supplemental indentures reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the owners of the Bonds and of the Trustee in respect thereto, and the terms and conditions upon which the Bonds are, and are to be, secured. To the extent permitted by, and as provided in, the Amended Indenture, modifications or alterations of the Amended Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds may be made with the consent of the Company by an affirmative vote of not less than 60% in amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Amended Indenture, and by an affirmative vote of not less than 60% in amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration, in case one or more but less than all of the series of Bonds then outstanding under the Amended Indenture are so affected; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest on, this Bond, which are unconditional, or which reduces the percentage of Bonds the affirmative vote of which is required for the making of such modifications or alterations. This Bond is one of a series designated as the “First Mortgage Bonds, 5.500% Series due March 15, 2054” (herein called the “Bonds of 5.500% Series”) of the Company, issued under and secured by the Amended Indenture and all indentures supplemental thereto and described in the supplemental indenture, dated as of February 15, 2024 between the Company and the Trustee, supplemental to the Amended Indenture. The Bonds of 5.500% Series shall be redeemable at the option of the Company prior to the express date of the maturity hereof, in whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, or electronically delivered (or otherwise transmitted in accordance with DTC’s (or another depositary’s) procedures) at least ten (10) days and not more than sixty (60) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books. At any time prior to September 15, 2053 (six months prior to the maturity date of the Bonds of 5.500% Series) (the “Par Call Date”), the redemption price (expressed as a percentage of principal amount and rounded to three decimal places) shall be equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed; or (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the bonds to be redeemed matured on the Par Call Date) on a semi-annual

17 basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the redemption date; plus, in each case, accrued and unpaid interest to, but not including, the redemption date. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Bonds of 5.500% Series or portions of the Bonds of 5.500% Series called for redemption. On or after the Par Call Date, the Company may redeem Bonds of 5.500% Series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Bonds of 5.500% Series being redeemed plus accrued and unpaid interest thereon to the redemption date. “Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi- annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States

18 Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi- annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. “Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Company shall deliver to the Trustee before any redemption date for the Bonds of 5.500% Series its calculation of the amount applicable to such redemption. The Trustee will have no obligation to calculate or verify the calculation of the amount of the redemption price. In the case of a partial redemption, selection of the Bonds of 5.500% Series for redemption will be made by the Trustee by lot. No Bonds of 5.500% Series of a principal amount of $2,000 or less will be redeemed in part. If any Bonds of 5.500% Series is to be redeemed in part only, the notice of redemption that relates to the bond will state the portion of the principal amount of the Bonds of 5.500% Series to be redeemed. New Bonds of 5.500% Series in a principal amount equal to the unredeemed portion of the Bonds of 5.500% Series will be issued in the name of the holder of the Bonds of 5.500% Series upon surrender for cancellation of the original Bonds of 5.500% Series. For so long as the Bonds of 5.500% Series are held by DTC (or another depositary), the redemption of the Bonds of 5.500% Series shall be done in accordance with the policies and procedures of the depositary. The principal of this bond may be declared or may become due on the conditions, in the manner and with the effect provided in the Amended Indenture upon the happening of an event of default as provided in the Amended Indenture. Any Bond of 5.500% Series paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Bond of 5.500% Series shall be issued in lieu of any prepaid principal amount of any Bond of 5.500% Series. If at the time notice of redemption is given the redemption moneys are not on deposit with the Trustee, then the redemption shall be subject to the receipt of such moneys on or before the redemption date, and such notice shall be of no effect unless such moneys are received. In case an event of default, as defined in the Amended Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Amended Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Amended Indenture. The Amended Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds entitled to vote then outstanding. This Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the agency of the Company in the

19 Borough of Manhattan, The City of New York, upon surrender and cancellation of this Bond and on presentation of a duly executed written instrument of transfer, and thereupon a new Bond or Bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange therefor; and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all subject to the terms and conditions set forth in the Amended Indenture. No recourse shall be had for the payment of the principal of, or the interest on, this Bond, or for any claim based hereon or otherwise in respect hereof or of the Amended Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Amended Indenture. [END OF FORM] SECTION 3. The Bonds of 5.500% Series shall be registered Bonds without coupons in denominations of any multiple of $2,000 and integral multiples of $1,000 in excess thereof, numbered consecutively upwards from R-1. The Bonds of 5.500% Series initially shall be represented by one or more securities in registered, global form (a “Global Bond”). The Company initially appoints The Depository Trust Company (“DTC”) to act as depositary with respect to the Global Bonds (together with any successor, the “Depositary”). The Bonds of 5.500% Series initially shall be registered in the name of Cede & Co. as nominee for DTC. SECTION 4. So long as the Bonds of 5.500% Series are held by the Depositary, such Bonds of 5.500% Series shall bear the following legend, in addition to any other legends required by such Depositary: “THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE AMENDED INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS BOND MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR BONDS REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AMENDED INDENTURE. EVERY BOND AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS BOND SHALL BE A GLOBAL BOND THAT IS SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.” SECTION 5. Any Bonds of 5.500% Series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Bond shall also be a Global Bond and shall bear the legend specified in Section 4 of this Part II, except for any bond authenticated and delivered in exchange for, or upon registration of transfer of, a Global Bond pursuant to Section 6 of this Part I I.

20 SECTION 6. Notwithstanding anything herein to the contrary, a Global Bond shall not be exchangeable for Bonds of 5.500% Series registered in the name of, and no transfer of a Global Bond may be registered to, any person other than the Depositary or its nominee, unless (a) such Depositary (1) notifies the Company that it is unwilling or unable to continue as Depositary for the Bonds of 5.500% Series or (2) ceases to be a “clearing agency” registered under the Securities Exchange Act of 1934, as amended, and the Company within 90 days after it receives such notice or becomes aware of such ineligibility does not appoint a successor Depositary, (b) the Company executes and delivers to the Trustee a notice that the Bonds of 5.500% Series shall be so exchangeable and the transfer thereof so registerable, or (c) there shall have occurred an event of default as provided in the Original Indenture as amended with respect to the Bonds of 5.500% Series evidenced by such Global Bond. Upon the occurrence in respect of the Bonds of 5.500% Series of (i) the condition specified in clause (a) of the preceding sentence, the Bonds of 5.500% Series shall be exchanged, and (ii) any one or more of the conditions specified in clause (b) or (c) of the preceding sentence, the Bonds of 5.500% Series shall be exchangeable, for bonds registered in the names of, and the transfer of such bond shall be registered to, the beneficial owners of the Bonds of 5.500% Series, or their designees, as the Depositary shall direct. Bonds of 5.500% Series issued to beneficial owners, or their designees shall be substantially in the form set forth in this Supplemental Indenture, but shall not include the provision related to the Global Bonds. SECTION 7. In order to enable the Trustee to comply with its obligations under applicable tax laws, rules and regulations in effect from time to time (“Applicable Law”), the Company shall provide to the Trustee, following written request from the Trustee, such information concerning the holders of the Bonds of 5.500% Series as the Trustee may reasonably request in order to determine whether the Trustee has any tax-related obligations under Applicable Law with respect to the payments made to holders of the Bonds of 5.500% Series, but only to the extent (a) such information is in the Company’s possession, (b) such information is not subject to any confidentiality or similar agreement or undertaking or otherwise deemed by the Company to be confidential and (c) providing such information to the Trustee does not, in the judgment of the Company, breach or violate or constitute a default under any applicable laws, rules or regulations or any instrument or agreement to which the Company of any of its affiliates is a party or may be bound. The Company, the Trustee or any paying agent for the Bonds of 5.500% Series shall be permitted to make any withholding or deduction from the amount of principal and interest payable to holders of the Bonds of 5.500% Series to the extent required under Applicable Law. Each holder of the Bonds of 5.500% Series by accepting such bond shall be deemed to have agreed that the Company may provide to the Trustee such information concerning such holder as the Trustee may request in order to determine whether the Trustee has any tax-related obligations under Applicable Law with respect to the payments made to such holder under this Supplemental Indenture; and such agreement by each holder is part of the consideration for the issuance of the Bonds of 5.500% Series. SECTION 8. The Company and the Trustee may rely conclusively upon (a) a certificate of the Depositary as to the identity of a participant in the book-entry system; (b) a certificate of any participant as to the identity of any indirect participant and (c) a certificate of any participant or any indirect participant as to the identity of, and the respective principal amount of Bonds of 5.500% Series owned by, beneficial owners. Until Bonds of 5.500% Series in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver, in lieu thereof, Bonds for such series in temporary form, as provided in Section 9 of Article II of the Original Indenture as amended. PART III. ISSUE OF BONDS.

21 SECTION 1. There is no limit as to the maximum principal amount of Bonds of 5.200% Series or Bonds of 5.500% Series that may be authenticated and delivered by the Trustee or which may at any one time be outstanding, except as the Original Indenture as amended limits the principal amount of Bonds which may be issued thereunder. SECTION 2. Subsequent to the execution and delivery hereof, Bonds of 5.200% Series in the aggregate principal amount of $375,000,000, being the initial issue of Bonds of 5.200% Series, and Bonds of 5.500% Series in the aggregate principal amount of $300,000,000, being the initial issue of Bonds of 5.500% Series shall each forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered (either before or after the recording hereof) to or upon the order of the Company evidenced by a writing or writings, signed by its President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers, at such time or times as may be requested by the Company subsequent to the receipt by the Trustee of: (1) the certified resolution and the officers’ certificate required by Section 3(a) and Section 3(b) of Article III of the Original Indenture as amended; (2) the opinion of counsel required by Section 3(c) of Article III of the Original Indenture as amended; (3) cash, if any, in the amount required to be deposited by Section 3(d) of Article III of the Original Indenture as amended, which shall be held and applied by the Trustee as provided in said Section 3(d); (4) the engineer’s certificate required by Section 4(a) of Article III of the Original Indenture as amended; (5) the opinion of counsel required by Section 4(e) of Article III of the Original Indenture as amended; and (6) the certificates and opinions required by Article XVIII of the Original Indenture as amended. SECTION 3. Subsequent to the execution and delivery hereof and subject to Section 1 of this Part III, additional Bonds of 5.200% Series and Bonds of 5.500% Series in an unlimited principal amount may be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company evidenced by a writing or writings, signed by its President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers, at such time or times as may be requested by the Company subsequent to the receipt by the Trustee of such resolutions, certificates and opinions as are required by the terms of the Original Indenture as amended and compliance with all provisions of the Original Indenture as amended applicable to the authentication and delivery of Bonds of 5.200% Series and Bonds of 5.500% Series. PART IV. REDEMPTION AND CANCELLATION OF BONDS.

22 SECTION 1. The Bonds of 5.200% Series shall, in accordance with the provisions of Article V of the Original Indenture as amended, be redeemable, at any time or from time to time prior to maturity, at the option of the Company, either as a whole or in part by lot, as set forth in the form of Bond of 5.200% Series contained in Section 2 of Part I hereof. SECTION 2. The Bonds of 5.500% Series shall, in accordance with the provisions of Article V of the Original Indenture as amended, be redeemable, at any time or from time to time prior to maturity, at the option of the Company, either as a whole or in part by lot, as set forth in the form of Bond of 5.500% Series contained in Section 2 of Part II hereof. SECTION 3. In accordance with the provisions of Article V of the Original Indenture as amended, notice of any redemption shall be sent by the Company through the mail, postage prepaid, at least 10 days and not more than 60 days prior to the date of redemption, to the registered owners of any of the Bonds to be redeemed at their addresses as the same shall appear on the transfer register of the Company; provided, however, that for so long as any Bonds are represented by a Global Bond and registered in the name of Cede & Co., such notice shall be given in accordance with the operating procedures of DTC (or another depositary). Any notice so mailed shall be conclusively presumed to have been duly given, whether or not the owner receives it. SECTION 4. All Bonds delivered to or redeemed by the Trustee pursuant to the provisions of this Part IV shall forthwith be cancelled. PART V. ADDITIONAL PARTICULAR COVENANTS OF THE COMPANY. The Company hereby covenants, warrants and agrees that so long as any Bonds of 5.200% Series or Bonds of 5.500% Series are outstanding: SECTION 1. The Company will not withdraw, pursuant to the provisions of Section 2 of Article VIII of the Original Indenture as amended, any moneys held by the Trustee as part of the trust estate in excess of an amount equal to the aggregate principal amount of such of the refundable Bonds as were theretofore issued by the Company; and that upon any such withdrawal by the Company refundable Bonds equal in aggregate principal amount to the amount so withdrawn shall be deemed to have been made the basis of such withdrawal. SECTION 2. Property additions purchased, constructed or otherwise acquired on or before December 31, 1946 shall not be made the basis for the authentication and delivery of Bonds, or the withdrawal of cash, or the reduction of the amount of cash required to be paid to the Trustee under any provision of the Original Indenture as amended. PART VI. AMENDMENT OF INDENTURE TO PERMIT QUALIFICATION UNDER THE TRUST INDENTURE ACT. The Company and the Trustee, from time to time and at any time, without any vote or consent of the holders of the Bonds of 5.200% Series or Bonds of 5.500% Series may enter into such indentures supplemental to the Original Indenture as may or shall by them be deemed necessary or

23 desirable to add to or modify or amend any of the provisions of the Original Indenture so as to permit the qualification of the Original Indenture under the Trust Indenture Act. Except to the extent specifically provided herein, no provision of this Supplemental Indenture is intended to modify, and the parties hereto do hereby adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act which amend and supersede provisions of the Original Indenture, as supplemented, in effect prior to November 15, 1990. PART VII. THE TRUSTEE. The Trustee hereby accepts the trusts hereby declared and provided and agrees to perform the same upon the terms and conditions in the Original Indenture as amended set forth and upon the following terms and conditions: The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XIII of the Original Indenture as amended shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture. PART VIII. MISCELLANEOUS PROVISIONS. This Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument. The Company hereby constitutes and appoints Melissa E. Ramirez, one of its Assistant Secretaries, to be its true and lawful attorney-in-fact, for it and in its name to appear before any officer authorized by law to take and certify acknowledgments of deeds to be recorded in the District of Columbia, in the State of Maryland, in the Commonwealth of Virginia, and in the Commonwealth of Pennsylvania and to acknowledge and deliver these presents as the act and deed of said Company. The Bank of New York Mellon, hereby constitutes and appoints Francine Kincaid, one of its Vice Presidents, to be its true and lawful attorney-in-fact, for it and in its name to appear before any officer authorized by law to take and certify acknowledgments of deeds to be recorded in the District of Columbia, in the State of Maryland, in the Commonwealth of Virginia, and in the Commonwealth of Pennsylvania and to acknowledge and deliver these presents as the act and deed of said The Bank of New York Mellon. The Company agrees that the Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to the Amended Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to

24 the Trustee an incumbency certificate listing officers with the authority and designated to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from its reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures. "Electronic Means" shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder. This Supplemental Indenture shall be effective as of February 15, 2024, but was actually executed and delivered as of February 20, 2024 by the Trustee, and as of February 22, 2024 by the Company. (SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, said Potomac Electric Power Company has caused this Supplemental Indenture to be executed on its behalf by an Authorized Officer; and said The Bank of New York Mellon, in evidence of its acceptance of the trust hereby created, has caused this Supplemental Indenture to be executed on its behalf by one of its Vice Presidents, and this Supplemental Indenture to be attested by one of its authorized officers, all effective as of the 15th day of February, 2024, but actually executed and delivered on the dates set forth below. Potomac Electric Power Company Bv ytagj jtvj g Melissa E. Rami.^ Authorized Officer

STATE OF ILLINOIS ) ): SS: COUNTY OF COOK) a Notary Public in and for the State of Illinois, United States of America, do hereby certify that Mcl^sa E. Ramirez, whose name as an Authorized Officer of Potomac Electric Power Company, a corporation, is signed to the foregoing and hereto attached instrument, bearing date as of the 15th day of February, 2024, personally appeared this day before me in my state aforesaid and acknowledged herself to be an Authorized Officer of Potomac Electric Power Company, and that she as such, being authorized so to do, executed the said instrument by signing the name of Potomac Electric Power Company by Melissa E. Ramirez, as Authorized Officer, and acknowledged the same before me in my state aforesaid and acknowledged the foregoing instrument to be the act and deed of Potomac Electric Power Company. Given under my hand this day of February, 2024. (Notarial Seal) Official Seal HELENE A MINAGLIA Notary Public, State of Illinois Commission No. 818261 My Commission Expires June 6, 2027 Notary Public State of Illinois My Commission Expires: Certification: This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument. Melissa E. Ranf ez. Esq